                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 13, 2002


I. RECONCILIATION OF COLLECTION ACCOUNT:
       End of Period Collection Account Balance as of Prior Payment Date:                                                573,739.43
       Available Funds:
             Contract Payments due and received in this period                                                         3,107,883.38
             Contract Payments due in prior period(s) and received in this period                                        234,402.94
             Contract Payments received in this period for next period                                                   101,854.68
             Sales, Use and Property Tax, Maintenance, Late Charges                                                      114,419.77
             Prepayment Amounts related to early termination in this period                                              870,356.95
             Servicer Advance                                                                                            193,646.01
             Proceeds received from recoveries on previously Defaulted Contracts                                               0.00
             Transfer from Reserve Account                                                                                 3,702.33
             Interest earned on Collection Account                                                                         3,946.52
             Interest earned on Affiliated Account                                                                           185.42
             Proceeds from repurchase of Contracts per Contribution and Servicing
               Agreement Section 5.03                                                                                          0.00
             Amounts paid per Contribution and Servicing Agreement Section 7.01
               (Substituted contract < Predecessor contract)                                                                   0.00
             Amounts paid under insurance policies                                                                             0.00
             Any other amounts                                                                                                 0.00

                                                                                                                   ----------------
       Total Available Funds                                                                                           5,204,137.43
       Less: Amounts to be Retained in Collection Account                                                                525,890.30
                                                                                                                   ----------------
       AMOUNT TO BE DISTRIBUTED                                                                                        4,678,247.13
                                                                                                                   ================


       DISTRIBUTION OF FUNDS:
             1.   To Trustee -  Fees                                                                                           0.00
             2.   To Servicer, any unreimbursed Nonrecoverable Advances or
                    Servicer Advances                                                                                    234,402.94
             3.   To Noteholders (For Servicer Report immediately following the
                    Final Additional Closing Date)

                   a) Class A1 Principal and Interest                                                                          0.00
                   a) Class A2 Principal (distributed after A1 Note matures)
                        and Interest                                                                                           0.00
                   a) Class A3 Principal (distributed after A2 Note matures)
                        and Interest                                                                                           0.00
                   a) Class A4 Principal (distributed after A3 Note matures)
                        and Interest                                                                                   3,765,529.73
                   b) Class B Principal and Interest                                                                      64,276.30
                   c) Class C Principal and Interest                                                                     128,946.96
                   d) Class D Principal and Interest                                                                      87,108.94
                   e) Class E Principal and Interest                                                                     113,704.97

             4.   To Reserve Account for Requirement per Indenture Agreement
                    Section 3.08                                                                                               0.00
             5.   To Issuer - Residual  Principal and Interest and Reserve
                    Account Distribution
                   a) Residual Interest (Provided no Restricting or Amortization
                        Event in effect)                                                                                  16,342.77
                   b) Residual Principal (Provided no Restricting or Amortization
                        Event in effect)                                                                                 112,306.33
                   c) Reserve Account Distribution (Provided no Restricting or
                        Amortization Event in effect)                                                                      3,702.33
             6.   To Servicer, Tax, Maintenance, Late Charges and Bank Interest
                    Earned and Any Other Amounts                                                                         118,551.71
             7.   To Servicer, Servicing Fee and other Servicing Compensations                                            33,374.15
                                                                                                                   ----------------
       TOTAL FUNDS DISTRIBUTED                                                                                         4,678,247.13
                                                                                                                   ================

                                                                                                                   ----------------
       End of Period Collection Account Balance {Includes Payments in Advance &
         Restricting Event Funds (if any)}                                                                               525,890.30
                                                                                                                   ================

II. RESERVE ACCOUNT

Beginning Balance                                                                                                     $2,702,437.25
       - Add Investment Earnings                                                                                           3,702.33
       - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                        0.00
       - Less Distribution to Certificate Account                                                                          3,702.33
                                                                                                                   ----------------
End of period balance                                                                                                 $2,702,437.25
                                                                                                                   ================
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount,
  or (ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                       $2,702,437.25
                                                                                                                   ================

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 13, 2002


III. CLASS A NOTE PRINCIPAL BALANCE
Beginning Principal Balance of the Class A Notes
             Pool A                                                                         63,974,974.83
             Pool B                                                                         14,342,556.19
                                                                                            -------------
                                                                                                                      78,317,531.02
Class A Overdue Interest, if any                                                                     0.00
Class A Monthly Interest - Pool A                                                              384,916.10
Class A Monthly Interest - Pool B                                                               86,294.38

Class A Overdue Principal, if any                                                                    0.00
Class A Monthly Principal - Pool A                                                           2,476,660.98
Class A Monthly Principal - Pool B                                                             817,658.27
                                                                                            -------------
                                                                                                                       3,294,319.25
Ending Principal Balance of the Class A Notes
             Pool A                                                                         61,498,313.85
             Pool B                                                                         13,524,897.92
                                                                                            -------------
                                                                                                                   ----------------
                                                                                                                      75,023,211.77
                                                                                                                   ================

--------------------------------------------------------------------------------
Interest Paid Per $1,000        Principal Paid Per $1,000      Ending Principal
Original Face $237,814,000      Original Face $237,814,000     Balance Factor
       $1.981424                         $13.852503                   31.547012%
--------------------------------------------------------------------------------

IV.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
             Class A1                                                                                0.00
             Class A2                                                                                0.00
             Class A3                                                                                0.00
             Class A4                                                                       78,317,531.02
                                                                                            -------------

Class A Monthly Interest                                                                                              78,317,531.02
             Class A1 (Actual Number Days/360)                                                       0.00
             Class A2                                                                                0.00
             Class A3                                                                                0.00
             Class A4                                                                          471,210.48
                                                                                            -------------

Class A Monthly Principal
             Class A1                                                                                0.00
             Class A2                                                                                0.00
             Class A3                                                                                0.00
             Class A4                                                                        3,294,319.25
                                                                                            -------------
                                                                                                                       3,294,319.25
Ending Principal Balance of the Class A Notes
             Class A1                                                                                0.00
             Class A2                                                                                0.00
             Class A3                                                                                0.00
             Class A4                                                                       75,023,211.77
                                                                                            -------------          ----------------
                                                                                                                      75,023,211.77
                                                                                                                   ================

Class A4
--------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000       Ending Principal
Original Face $99,051,000      Original Face $99,051,000       Balance Factor
       $4.757251                      $33.258819                      75.742003%
--------------------------------------------------------------------------------

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 13, 2002


V. CLASS B NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class B Notes
             Pool A                                                                          1,090,757.67
             Pool B                                                                            244,552.52
                                                                                            -------------
                                                                                                                       1,335,310.19

Class B Overdue Interest, if any                                                                     0.00
Class B Monthly Interest - Pool A                                                                6,635.44
Class B Monthly Interest - Pool B                                                                1,487.69
Class B Overdue Principal, if any                                                                    0.00
Class B Monthly Principal - Pool A                                                              42,215.81
Class B Monthly Principal - Pool B                                                              13,937.36
                                                                                            -------------
                                                                                                                          56,153.17
Ending Principal Balance of the Class B Notes
             Pool A                                                                          1,048,541.86
             Pool B                                                                            230,615.16
                                                                                            -------------          ----------------
                                                                                                                       1,279,157.02
                                                                                                                   ================

--------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000       Ending Principal
Original Face $4,054,000       Original Face $4,054,000        Balance Factor
       $2.003732                      $13.851300                      31.552961%
--------------------------------------------------------------------------------

VI. CLASS C NOTE PRINCIPAL BALANCE
Beginning Principal Balance of the Class C Notes
             Pool A                                                                          2,180,734.29
             Pool B                                                                            488,886.09
                                                                                            -------------
                                                                                                                       2,669,620.38

Class C Overdue Interest, if any                                                                     0.00
Class C Monthly Interest - Pool A                                                               13,593.24
Class C Monthly Interest - Pool B                                                                3,047.39
Class C Overdue Principal, if any                                                                    0.00
Class C Monthly Principal - Pool A                                                              84,431.62
Class C Monthly Principal - Pool B                                                              27,874.71
                                                                                            -------------
                                                                                                                         112,306.33
Ending Principal Balance of the Class C Notes
             Pool A                                                                          2,096,302.67
             Pool B                                                                            461,011.38
                                                                                            -------------          ----------------
                                                                                                                       2,557,314.05
                                                                                                                   ================

--------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000       Ending Principal
Original Face $8,107,000       Original Face $8,107,000        Balance Factor
       $2.052625                       $13.853007                     31.544518%
--------------------------------------------------------------------------------

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 13, 2002

VII. CLASS D NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class D Notes
             Pool A                                                                          1,454,083.18
             Pool B                                                                            325,997.08
                                                                                            -------------
                                                                                                                       1,780,080.26

Class D Overdue Interest, if any                                                                     0.00
Class D Monthly Interest - Pool A                                                                9,996.82
Class D Monthly Interest - Pool B                                                                2,241.23
Class D Overdue Principal, if any                                                                    0.00
Class D Monthly Principal - Pool A                                                              56,287.75
Class D Monthly Principal - Pool B                                                              18,583.14
                                                                                            -------------
                                                                                                                          74,870.89
Ending Principal Balance of the Class D Notes
             Pool A                                                                          1,397,795.43
             Pool B                                                                            307,413.94
                                                                                            -------------          ----------------
                                                                                                                       1,705,209.37
                                                                                                                   ================

--------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000       Ending Principal
Original Face $5,405,000       Original Face $5,405,000        Balance Factor
       $2.264209                      $13.852154                      31.548740%
--------------------------------------------------------------------------------

VIII. CLASS E NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class E Notes
             Pool A                                                                          1,817,408.79
             Pool B                                                                            407,441.55
                                                                                            -------------
                                                                                                                       2,224,850.34

Class E Overdue Interest, if any                                                                     0.00
Class E Monthly Interest - Pool A                                                               16,432.40
Class E Monthly Interest - Pool B                                                                3,683.95
Class E Overdue Principal, if any                                                                    0.00
Class E Monthly Principal - Pool A                                                              70,359.69
Class E Monthly Principal - Pool B                                                              23,228.93
                                                                                            -------------
                                                                                                                          93,588.62
Ending Principal Balance of the Class E Notes
             Pool A                                                                          1,747,049.10
             Pool B                                                                            384,212.62
                                                                                            -------------          ----------------
                                                                                                                       2,131,261.72
                                                                                                                   ================

--------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000       Ending Principal
Original Face $6,756,000       Original Face $6,756,000        Balance Factor
       $2.977553                      $13.852667                      31.546207%
--------------------------------------------------------------------------------

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 13, 2002

IX. ISSUERS RESIDUAL PRINCIPAL BALANCE

Beginning Residual Principal Balance
             Pool A                                                                          2,181,300.29
             Pool B                                                                            489,044.79
                                                                                            -------------
                                                                                                                       2,670,345.08

Residual Interest - Pool A                                                                      13,349.78
Residual Interest - Pool B                                                                       2,992.99
Residual Principal - Pool A                                                                     84,431.62
Residual Principal - Pool B                                                                     27,874.71
                                                                                            -------------
                                                                                                                         112,306.33
Ending Residual Principal Balance
             Pool A                                                                          2,096,868.67
             Pool B                                                                            461,170.08
                                                                                            -------------          ----------------
                                                                                                                       2,558,038.75
                                                                                                                   ================


X. PAYMENT TO SERVICER

              - Collection period Servicer Fee                                                                            33,374.15
              - Servicer Advances reimbursement                                                                          234,402.94
              - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                          118,551.71
                                                                                                                   ----------------
             Total amounts due to Servicer                                                                               386,328.80
                                                                                                                   ================

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 13, 2002

XI. AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
       Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
          beginning of the related Collection Period                                                                  72,699,259.02

       Aggregate Discounted Contract Balance of Additional Contracts acquired during
          Collection Period                                                                                                    0.00

       Decline in Aggregate Discounted Contract Balance                                                                2,814,387.48
                                                                                                                   ----------------
       Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
          ending of the related Collection Period                                                                     69,884,871.54
                                                                                                                   ================

       Components of Decline in Aggregate Discounted Contract Balance:
           - Principal portion of Contract Payments  and Servicer Advances                   2,149,132.01

           - Principal portion of Prepayment Amounts                                           665,255.47

           - Principal portion of Contracts repurchased under Indenture Agreement
               Section 4.02                                                                          0.00

           - Aggregate Discounted Contract Balance of Contracts that have become
               Defaulted Contracts during the Collection Period                                      0.00

           - Aggregate Discounted Contract Balance of Substitute Contracts added during
               Collection Period                                                                     0.00

           - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
               during Collection Period                                                              0.00

                                                                                            -------------
                         Total Decline in Aggregate Discounted Contract Balance              2,814,387.48
                                                                                            =============


POOL B
       Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
          beginning of the related Collection Period                                                                  16,298,478.20

       Aggregate Discounted Contract Balance of Additional Contracts acquired during
          Collection Period                                                                                                    0.00

       Decline in Aggregate Discounted Contract Balance                                                                  929,157.13

                                                                                                                   ----------------
       Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
          ending of the related Collection Period                                                                     15,369,321.07
                                                                                                                   ================
       Components of Decline in Aggregate Discounted Contract Balance:
           - Principal portion of Contract Payments and Servicer Advances                      717,628.69

           - Principal portion of Prepayment Amounts                                           211,528.44

           - Principal portion of Contracts repurchased under Indenture Agreement
                Section 4.02                                                                         0.00

           - Aggregate Discounted Contract Balance of Contracts that have become
                Defaulted Contracts during the Collection Period                                     0.00

           - Aggregate Discounted Contract Balance of Substitute Contracts added during
                Collection Period                                                                    0.00

           - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                during Collection Period                                                             0.00

                                                                                            -------------
                         Total Decline in Aggregate Discounted Contract Balance                929,157.13
                                                                                            =============

                                                                                                                   ----------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                     85,254,192.61
                                                                                                                   ================

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 13, 2002

XIII. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

       POOL A                                                                                      Predecessor
                                                                 Discounted        Predecessor     Discounted
       Lease #       Lessee Name                                 Present Value     Lease #        Present Value
       -------       -----------                                 -------------     -------        -------------
       3024-003      RADNET MANAGEMENT II, INC.                  $1,289,113.68     1667-003      $  1,466,069.44
                     CASH                                        $  176,955.76
       1743-004      HYPERBARIC MANAGEMENT SYS                   $1,539,883.34     2425-001      $  1,890,612.33
       3221-001      TOTAL IMAGING OF SUN CITY, LLC              $1,496,892.51     2427-001      $  1,194,070.97
       3307-001      OPEN MRI OHIO 2 VENTURES, LLC               $1,181,820.77     917-503       $    644,152.99
       3323-003      OPEN MRI OHIO 1 VENTURES, LLC               $1,162,123.59     1004-503      $     77,559.49
                                                                                   1048-501      $    896,884.04
                                                                                   1049-504      $    644,152.99
                                                                                   1050-504      $     85,901.56



                                                                 -------------                   ---------------
                                                     Totals:     $6,846,789.65                   $  6,899,403.81

       a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                  $  6,899,403.81
       b) ADCB OF POOL A AT CLOSING DATE                                                         $211,061,551.13
       c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                     3.27%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                      $0.00
b)  Total discounted Contract Balance of Substitute Receivables                       $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
       Contribution & Servicing Agreement Section 7.02                                $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD              YES          NO  X
                                                                                   -----         -----

       POOL B                                                                                     Predecessor
                                                                 Discounted        Predecessor     Discounted
       Lease #       Lessee Name                                 Present Value     Lease #        Present Value
       -------       -----------                                 -------------     -------        -------------
                     NONE









                                                                 -------------                   ---------------
                                                     Totals:             $0.00                   $          0.00

       a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                  $          0.00
       b) ADCB OF POOL B AT CLOSING DATE                                                         $ 59,182,173.57
       c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY
            APPROVES)                                                                                       0.00%

     * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE
       SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                         $0.00
b)  Total discounted Contract Balance of Substitute Receivables                          $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
      Contribution & Servicing Agreement Section 7.02                                    $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD              YES           NO  X
                                                                                   ------         ------

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 13, 2002

XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

       POOL A - NON-PERFORMING                                                                    Predecessor
                                                                 Discounted        Predecessor    Discounted
       Lease #       Lessee Name                                 Present Value     Lease #       Present Value
       -------       -----------                                 -------------     -------       -------------
       2841-001      Medical Imaging Co. Inc.                     1,121,500.51        2207-001   $  551,274.29
       2004383-1     Robert Wood Johnson University                 512,828.61        2207-002   $1,160,782.50
       2005209-2     Memorial Regional Medical Center               252,655.70        2207-003   $  181,136.33
                     Cash                                             6,208.31
       2875-007      MRI of River North, Inc. et al.              1,629,015.55        2337-001   $1,215,773.70
       3024-003      Radnet Management II, Inc.                   1,495,882.60        4283-401   $  286,487.54
                                                                                      2314-002   $1,209,395.06




                                                                 -------------                   ---------------
                                                     Totals:     $5,018,091.28                   $  4,604,849.42

       a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                           $  4,604,849.42
       b) ADCB OF POOL A AT CLOSING DATE                                                         $211,061,551.13
       c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                     2.18%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                         $0.00
b)  Total discounted Contract Balance of Substitute Receivables                          $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
       Contribution & Servicing Agreement Section 7.02                                   $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD             YES           NO  X
                                                                                       -------     ------

       POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                              Predecessor
                                                                 Discounted        Predecessor    Discounted
       Lease #       Lessee Name                                 Present Value     Lease #       Present Value
       -------       -----------                                 -------------     -------       -------------
                     None









                                                                 -------------                   ---------------
                                                     Totals:     $        0.00                   $          0.00

       a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                              $          0.00
       b) ADCB OF POOL B AT CLOSING DATE                                                         $ 59,182,173.57
       c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                     0.00%

     * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE
       SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                   $      0.00
b)  Total discounted Contract Balance of Substitute Receivables                    $      0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
       Contribution & Servicing Agreement Section 7.02                             $      0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD             YES           NO   X
                                                                                      --------     --------

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 13, 2002

XV. POOL PERFORMANCE MEASUREMENTS


1.                         AGGREGATE DISCOUNTED CONTRACT BALANCE

       CONTRACTS DELINQUENT > 90 DAYS                                 TOTAL OUTSTANDING CONTRACTS
       This Month                                   3,365,425.48      This Month                           85,254,192.61
       1 Month Prior                                2,853,299.59      1 Month Prior                        88,997,737.22
       2 Months Prior                               3,001,361.12      2 Months Prior                       92,131,540.31

       Total                                        9,220,086.19      Total                               266,383,470.14

       A) 3 MONTH AVERAGE                           3,073,362.06      B) 3 MONTH AVERAGE                   88,794,490.05

       c) a/b                                              3.46%

2.     Does a Delinquency Condition Exist (1c > 6% )?
                                                                                          Yes                      No      X
                                                                                              ---------------        ---------------

3.     Restricting Event Check

       A. A Delinquency Condition exists for current period?                              Yes                      No      X
                                                                                              ---------------        ---------------
       B. An Indenture Event of Default has occurred and is then                          Yes                      No      X
       continuing?
                                                                                              ---------------        ---------------

4.     Has a Servicer Event of Default occurred?                                          Yes                      No      X
                                                                                              ---------------        ---------------
5.     Amortization Event Check

       A. Is 1c  > 8% ?                                                                   Yes                      No      X
                                                                                              ---------------        ---------------
       B. Bankruptcy, insolvency, reorganization; default/violation of any
            covenant or obligation not remedied within 90 days?                           Yes                      No      X
                                                                                              ---------------        ---------------
       C. As of any Determination date, the sum of all defaulted contracts
            since the Closing date exceeds 6% of the ADCB on the Closing Date?            Yes                      No      X
                                                                                              ---------------        ---------------

6.     Aggregate Discounted Contract Balance at Closing Date                          Balance $270,243,724.70
                                                                                              ---------------

       DELINQUENT LEASE SUMMARY

               Days Past Due       Current Pool Balance        # Leases
               -------------       --------------------        --------
                     31 - 60               1,179,100.44              19
                     61 - 90                  88,469.50               4
                    91 - 180               3,365,425.48              12


       Approved By:
       Matthew E. Goldenberg
       Vice President
       Structured Finance and Securitization